UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on November 1, 2023, Nasdaq, Inc. (the “Company”) completed its acquisition of Adenza Holdings, Inc. (the “Adenza Acquisition”). The Company is filing this Current Report on Form 8-K to provide certain pro forma financial information regarding the Adenza Acquisition for the year ended December 31, 2023, in connection with the Company’s filing of a new Registration Statement on Form S-3 (the “New Registration Statement”).

The unaudited pro forma condensed combined statement of income for the year ended December 31, 2023 has been prepared as if the Adenza Acquisition and related financing had occurred on January 1, 2023, the first day of the beginning of Nasdaq’s fiscal year 2023, and combines Nasdaq’s historical audited consolidated statement of income for the year ended December 31, 2023, which include two months of Adenza financial information post-acquisition close, with Adenza’s historical unaudited consolidated statement of operations for the ten months ended October 31, 2023. For the twelve months ended December 31, 2023, Adenza’s revenue was $583 million, GAAP operating income was $174 million, and non-GAAP operating income was $331 million. Non-GAAP operating income is calculated as GAAP operating income excluding intangible amortization of $130 million and restructuring related costs of $27 million for the year ended 2023. We believe our presentation of this measure provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. In addition, we believe the presentation of this measure is useful to investors for period-to-period comparisons of results as the excluded items do not reflect ongoing operating performance.

The Company expects to file the New Registration Statement on April 30, 2024 in connection with the upcoming expiration of the Company’s currently effective Registration Statement on Form S-3 (File No. 333-255666).

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the Adenza Acquisition, for the year ended December 31, 2023, and the accompanying notes thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Unaudited pro forma condensed combined financial information of Nasdaq, Inc. for the year ended December 31, 2023, and the accompanying notes thereto.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2024	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer